UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011

Morgan Stanley
(Exact name of Registrant as specified in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:         (212) 761-4000

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 19, 2011, Morgan Stanley (the "Registrant") released financial information with respect to its quarter ended September 30, 2011. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof. In addition, a copy of the Registrant's Financial Data Supplement for its quarter ended September 30, 2011 is annexed as Exhibit 99.2 to this Report and by this reference incorporated herein and made a part hereof.

The information furnished under Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Matters

Risk Weighted Assets and Capital Ratios

At December 31, 2010, March 31, 2011 and June 30, 2011, Morgan Stanley (the “Company”) applied a capital treatment for OTC derivatives collateral that reduced the Company’s overall Risk Weighted Assets (“RWAs”) based on regulatory reporting guidance received from the Federal Reserve. In October 2011, the Company was advised by the Federal Reserve that, based on their further review concerning the application of pre-existing regulatory policy, the Company should adjust its capital treatment for OTC derivatives collateral. In all circumstances, the Company’s calculations have been done consistent with Federal Reserve guidance.

The following table provides adjusted RWA amounts and capital ratios, under Basel I, on the basis of the further clarification from the Federal Reserve at December 31, 2010, March 31, 2011 and June 30, 2011:

	December 31, 2010		March 31, 2011		June 30, 2011
(Dollars in Millions)	Reported	Revised	Reported	Revised	Reported	Revised

RWAs	$329,560	$340,884	$301,482	$345,491	$304,759	$352,301
Tier 1 common ratio (1)	10.5%	10.2%	11.7%	10.2%	14.6%	12.6%
Tier 1 capital ratio	16.1%	15.5%	16.5%	14.4%	16.7%	14.5%
Total capital ratio	16.5%	16.0%	18.4%	16.1%	18.3%	15.8%

On October 18, 2011, the Company filed updated Consolidated Financial Statements for Bank Holding Companies – FR Y-9C reports for the three periods noted above reflecting the revised RWAs and capital ratios.

Neither the original capital treatment, nor the revision, carry through to Basel III, and as such, the Company’s previously provided estimates of its Tier 1 common ratio under Basel III, currently and by the end of 2012, are not impacted.

(1) Tier 1 common ratio is a non-GAAP financial measure that the Company considers to be a useful measure that the Company and investors use to assess capital adequacy.  For a discussion of Tier 1 common ratio, see “Liquidity and Capital Resources – The Balance Sheet” in the Company’s Form 10-K and Form 10-Q filings.  For a discussion of RWAs, Tier 1 capital ratio and total capital ratio, see “Liquidity and Capital Resources–Regulatory Requirements” in the Company’s Form 10-K and Form 10-Q filings.

Forward-Looking Statements

The information above contains forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of additional risks and uncertainties that may affect the future results of the Company, please see "Forward-Looking Statements" immediately preceding Part I, Item 1, "Competition" and "Supervision and Regulation" in Part I, Item 1, "Risk Factors" in Part I, Item 1A, "Legal Proceedings" in Part I, Item 3, "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in Part II, Item 7 and "Quantitative and Qualitative Disclosures about Market Risk" in Part II, Item 7A of the Company's Annual Report on Form 10-K for the year ended December 31, 2010 and other items throughout the Form 10-K, the Company’s Quarterly Reports on Form 10-Q, including “Risk Factors” in Part II, Item 1A therein, and the Company’s Current Reports on Form 8-K, including any amendments thereto.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release of the Registrant, dated October 19, 2011, containing financial information for the quarter ended September 30, 2011.

99.2	Financial Data Supplement of the Registrant for the quarter ended September 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)
By: /s/ Paul C. Wirth
Paul C. Wirth
Deputy Chief Financial Officer and Controller

Dated: October 19, 2011